                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            Current Report

                   Pursuant to Section 13 or 15 (d)
                of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  February 9, 1996




                           ENERGYNORTH, INC.
                           -----------------
        (Exact name of registrant as specified in its charter)


 New Hampshire                 1-11441               02-0363755
 -------------                 -------               ----------
(State of other jurisdiction  (Commission         (I.R.S. Employer
 of incorporation)             File Number)  Identification Number)


    1260 Elm Street, P.O. Box 329, Manchester, New Hampshire  03105
    ---------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)



  Registrant's telephone number, including area code:  (603) 625-4000
                                                       --------------

                            Not applicable
                            --------------
     (Former name or former address, if changed since last report)
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                                                     ENERGYNORTH, INC.





ITEM 5.  Other Events

     On February 7, 1996, the Company announced plans to purchase up to 3,800 shares of its common stock on the open market for the purpose of granting these shares to Company officers pursuant to its key employee incentive plan. The board of directors authorized the use of market purchases to make stock grants at its February 7 meeting. Purchases will be made in accordance with SEC Rule 10b-18.


ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits:

          28   EnergyNorth, Inc. press release dated February 7, 1996

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                                                     ENERGYNORTH, INC.




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EnergyNorth, Inc.
                                   -----------------
                                   (Registrant)



Date:  February 9, 1996            David A. Skrzysowski
                                   ------------------------
                                   David A. Skrzysowski
                                   Vice President and Controller